--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                    May 31, 1999




Dear Shareholder:

     Since the Trust's last report, interest rates rose sharply as U.S. economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, on May 18 members of the Federal Reserve's Federal Open Market Committee announced that they had adopted a bias towards higher interest rates, citing a concern that inflation might start to accelerate.

     BlackRock has adopted a cautious view of the bond market, as we believe that there is a real possibility that the Federal Reserve will raise interest rates in the near future. Additionally, because the Treasury yield curve has already priced in Federal Reserve action, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

     This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,


/s/ Laurence D. Fink           /s/ Ralph L. Schlosstein
--------------------           ------------------------
Laurence D. Fink               Ralph L. Schlosstein
Chairman                       President

                                                                   May 31, 1999




Dear Shareholder:

     We are pleased to present the semi-annual report for The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") for the six months ended April 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKN". The Trust's investment objective is to provide high current income that is exempt from regular Federal income tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

     The table below summarizes the changes in the Trust's stock price and NAV over the period:

                         ----------------------------------------------------------------
                           4/30/99       10/31/98      CHANGE         HIGH          LOW
 STOCK PRICE             $ 15.1875     $ 15.4375      (1.62%)     $ 16.0625     $ 14.9375
------------------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)   $ 15.42       $ 15.78        (2.28%)     $ 15.79       $ 15.40
------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the first quarter of 1999 is estimated at an annual rate above 4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. Despite the strong economic growth, inflation has stayed surprisingly subdued. A significant factor in maintaining low inflation in the U.S. economy stems from the increase in industrial productivity. Higher productivity has allowed manufacturers to avoid price increases despite tight labor markets.

     The Treasury market briefly rallied early in the fourth quarter of 1998 before dramatically reversing in 1999. For the semi-annual period, the yield of the 10-year Treasury security rose from 4.61% on October 31, 1998 to 5.35% on April 30, 1999. The weakened performance of the Treasury market can be attributed to investors leaving the safe haven of Treasuries to purchase credit sensitive or higher yielding securities in relation to inflationary concerns voiced by the Federal Reserve.

     Municipal bonds outperformed the taxable domestic bond market during the past six months, returning 1.55% (as measured by the Lehman Municipal Index) versus the Lehman Aggregate Index's 0.68% on a pre-tax basis. The main forces behind municipal bond outperformance were the strongest mutual fund inflows in five years and the reduction of municipal bond supply (due to higher interest rates) after the second highest year of issuance ($284 billion issued in 1998.) We believe that municipals currently offer attractive value versus Treasuries and our outlook for municipal securities is favorable. Despite recent outperformance we still feel that the attractive taxable equivalent yields offered by municipal securities are compelling.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was 34% of total assets. During the past six months, the Trust's borrowing costs have remained favorable.

     As municipal credit spreads remained tight during the reporting period, we continued to emphasize higher rated securities over the lower rated investment grade sector. We believe that credit spreads will return to more historical levels in the near future and as such the Trust should be rewarded for its higher credit quality bias. The Trust has continued its bias towards premium coupon securities over discount priced securities, as premium coupons offer better price performance during periods of rising interest rates and similar performance to discounts when interest rates fall.

     The following charts compare the Trust's current and October 31, 1998 asset composition and credit quality allocations:

                               SECTOR BREAKDOWN
-------------------------------------------------------------------------------

 SECTOR                             APRIL 30, 1999   OCTOBER 31, 1998
-------------------------------------------------------------------------------
  Transportation                          20%               18%
-------------------------------------------------------------------------------
  City, County & State                    18%               17%
-------------------------------------------------------------------------------
  Hospital                                14%               12%
-------------------------------------------------------------------------------
  Industrial & Pollution Control           9%               13%
-------------------------------------------------------------------------------
  Power                                    8%                8%
-------------------------------------------------------------------------------
  University/School                        7%                7%
-------------------------------------------------------------------------------
  Lease Revenue                            6%                6%
-------------------------------------------------------------------------------
  Housing                                  5%                5%
-------------------------------------------------------------------------------
  Water & Sewer                            5%                5%
-------------------------------------------------------------------------------
  Miscellaneous Revenue                    3%                1%
-------------------------------------------------------------------------------
  Resource Recovery                        2%                2%
-------------------------------------------------------------------------------
  Special District                         1%                --
-------------------------------------------------------------------------------
  Tax Revenue                              1%                6%
-------------------------------------------------------------------------------
  Utility                                  1%                --
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           CREDIT RATING*              APRIL 30, 1999      OCTOBER 31, 1998
-------------------------------------------------------------------------------
              AAA/Aaa                        62%                 58%
-------------------------------------------------------------------------------
               AA/Aa                         17%                 12%
-------------------------------------------------------------------------------
                A/A                          12%                 15%
-------------------------------------------------------------------------------
              BBB/Baa                         9%                 15%
-------------------------------------------------------------------------------

----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock
Investment Quality Municipal Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.



Sincerely,


/s/ Robert S. Kapito                   /s/ Kevin Klingert
--------------------                   -------------------


Robert S. Kapito                       Kevin Klingert
Vice Chairman and Portfolio Manager    Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                 THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                  BKN
--------------------------------------------------------------------------------
  Initial Offering Date:                                      February 19, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/99:                          $ 15.1875
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/99:                              $ 15.42
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/99 ($15.1875)1:        5.68%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                    $  0.0719
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:                 $  0.8628
--------------------------------------------------------------------------------

1 Yield  on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

        PRINCIPAL
         AMOUNT                                                                                       OPTION CALL          VALUE
RATING*  (000)                                DESCRIPTION                                             PROVISIONS+         (NOTE 1)
====================================================================================================================================
                 LONG-TERM INVESTMENTS-147.8%
                 CALIFORNIA-12.7%
 Aa2  $ 1,220    California Hsg. Fin. Agcy. Rev., Home Mtg., Ser. C, 5.65%, 8/01/14 .................   2/04 at 102     $ 1,259,626
 Aa3    5,770    California St. G.O., 5.00%, 10/01/14 ...............................................  10/07 at 101       5,879,688
 AAA   15,460    Los Angeles Cnty. Asset Leasing Corp. Rev., 5.95%, 12/01/07, AMBAC .................  No Opt. Call      17,465,935
                 University of California Rev., Research Fac., Ser. B,
 AAA    2,000++   6.10%, 9/01/03 ....................................................................      N/A            2,231,800
 AAA    3,305++   6.20%, 9/01/03 ....................................................................      N/A            3,701,170
 AAA    2,000++   6.25%, 9/01/03 ....................................................................      N/A            2,243,700
                                                                                                                        -----------
                                                                                                                         32,781,919
                                                                                                                        -----------
                 COLORADO-13.5%
                 Arapahoe Cnty. Cap. Impvt. Hwy. Rev., Trust Fund, Ser. E,
 AAA    3,100     Zero Coupon, 8/31/04 .............................................................   No Opt. Call      2,506,908
                 Denver City & Cnty. Arpt. Rev.,
 AAA    1,000     Ser. A, 5.60%, 11/15/20, MBIA ....................................................   11/05 at 102      1,041,390
 BBB+   1,120     Ser. C, 6.65%, 11/15/05 ..........................................................   11/02 at 102      1,211,896
 BBB+   3,000     Ser. C, 6.50%, 11/15/06 ..........................................................   11/02 at 102      3,231,660
 AAA    3,705++   Ser. D, 7.00%, 11/15/01 ..........................................................       N/A           3,989,989
 BBB+  14,085     Ser. D, 7.00%, 11/15/25 ..........................................................   11/01 at 100     14,886,155
                 E-470 Pub. Hwy. Auth. Rev., Ser. B,
 AAA    3,000     Zero Coupon, 9/01/11, MBIA.. .....................................................   No Opt. Call      1,690,710
 AAA   10,000     Zero Coupon, 9/01/18, MBIA .......................................................   No Opt. Call      3,661,400
 AAA    2,250++   6.90%, 8/31/05 ...................................................................       N/A           2,659,522
                                                                                                                        -----------
                                                                                                                         34,879,630
                                                                                                                        -----------
                 CONNECTICUT-4.8%
 AA     8,750    Connecticut St. G.O., Ser. A, 5.50%, 11/15/08 .....................................   11/03 at 102      9,371,075
 Baa3   3,000    Mashantuchet Western Pequot Tribe, Spl. Rev., 5.50%, 9/01/28 ......................    9/09 at 101      2,988,180
                                                                                                                        -----------
                                                                                                                         12,359,255
                                                                                                                        -----------
                 DISTRICT OF COLUMBIA-2.0%
                 District of Columbia G.O., Ser. E, CAPMAC,
 AAA       70++   6.00%, 6/01/03 ...................................................................       N/A              76,791
 AAA    1,830     6.00%, 6/01/09 ...................................................................    6/03 at 102      1,960,699
 AAA    3,000    Washington D.C. Convention Ctr. Auth. Ded. Tax Rev., 5.25%, 10/01/17, AMBAC .......   10/08 at 101      3,052,860
                                                                                                                        -----------
                                                                                                                          5,090,350
                                                                                                                        -----------
                 FLORIDA-4.2%
 AAA    1,740    Florida Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtg., Ser. 1994-A, 6.55%, 7/01/14, GNMA ..    1/05 at 102      1,847,271
 AA+    5,000    Florida St. Dept. Trans., Right of Way, Ser. A, 4.75%, 7/01/24 ....................    7/09 at 101      4,726,650
 BBB    4,000    Santa Rosa Bay Bridge Auth. Rev., 6.25%, 7/01/28 ..................................    7/06 at 102      4,356,120
                                                                                                                        -----------
                                                                                                                         10,930,041
                                                                                                                        -----------
                 GEORGIA-1.5%
 A      3,000    Burke Cnty. Dev. Auth. P.C.R., Pwr. Co., Plant Vogtle, 3rd Ser., 5.45%, 5/01/34 ...    5/04 at 102      2,973,030
 AAA      920    Georgia St. Hsg. & Fin. Auth. Rev., Sngl. Fam. Mtg., Ser. C, 7.00%, 12/01/15, FHA..    6/99 at 100        981,180
                                                                                                                        -----------
                                                                                                                          3,954,210
                                                                                                                        -----------
                 ILLINOIS-9.7%
 AAA     2,500   Chicago Waste Wtr. Transmission Rev., 5.125%, 1/01/25, FGIC . .....................    1/06 at 102      2,446,025
 AAA     5,050   Chicago Wtr. Rev., 5.25%, 11/01/23, FGIC. .........................................   11/07 at 102      5,063,887
 AAA     3,000++ Cook Cnty. Cap. Impt. 5.875%, 11/15/06, FGIC ......................................       N/A           3,347,460
 AAA     4,165   Cook Cnty. G.O., Ser. A, 5.20%, 11/15/08, MBIA ....................................   11/07 at 101      4,436,808
                 Illinois Edl. Fac. Auth. Rev., Loyola Univ., FGIC,
 AAA     5,000++  5.70%, 7/01/05 ...................................................................       N/A           5,335,100
 AAA     4,000    5.45%, 7/01/14 ...................................................................    7/03 at 102      4,230,440
                                                                                                                        -----------
                                                                                                                         24,859,720
                                                                                                                        -----------
                 INDIANA-3.3%
 BBB     7,595   Indianapolis Arpt. Auth. Rev., Spl. Fac. Fed. Express Corp. Proj., 7.10%, 1/15/17..    7/04 at 102      8,501,919
                                                                                                                        -----------
                 KENTUCKY-7.4%
 AAA     2,850   Boone Cnty. P.C.R., 5.50%, 1/01/24, MBIA ..........................................    1/04 at 102      2,937,466
 AAA    15,000   Kentucky St. Tpke. Auth., Econ. Dev. Road Rev., 5.75%, 7/01/13, AMBAC .............    7/03 at 102     16,051,350
                                                                                                                        -----------
                                                                                                                         18,988,816
                                                                                                                        -----------

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                                                          OPTION CALL       VALUE
RATING*  (000)                                    DESCRIPTION                                            PROVISIONS+      (NOTE 1)
=================================================================================================================================
                LOUISIANA-7.4%
 AAA $14,400++  Louisiana Pub. Fac. Auth. Hosp. Rev., Our Lady of the Lake Regl. Med. Ctr.,
                  5.90%, 12/01/03, FSA .................................................................        N/A     $15,893,856
 AAA   2,860++  Louisiana Stadium & Expo Dist., Htl. Ocpcy. Tax, 6.00%, 7/01/06, FGIC ..................        N/A       3,221,418
                                                                                                                        -----------
                                                                                                                         19,115,274
                                                                                                                        -----------

                 MARYLAND-5.4%
 Aa2   9,940     Maryland St. Dept. Hsg. & Comn. Dev. Admin., Sngl. Fam. Prog., Ser. 2, 6.55%, 4/01/26..    4/05 at 102  10,604,986
 AAA   3,175     Northeast Waste Disp. Auth. Rev., Sld. Wst., Montgomery Cnty. Res. Rec. Proj., Ser. A,
                  6.30%, 7/01/16, MBIA .................................................................    7/03 at 102   3,427,920
                                                                                                                        -----------
                                                                                                                         14,032,906
                 MASSACHUSETTS-2.5%                                                                                     -----------
 AAA   6,500     Massachusetts St. Hlth. & Edl. Fac. Auth. Rev., Hallmark Hlth. Sys., Ser. A, 5.00%,
                  7/01/21, FSA .........................................................................    7/08 at 101   6,304,935
                                                                                                                        -----------
       4,000     MICHIGAN-3.8%
 AAA             Greater Detroit Res. Rec. Auth. Rev., Ser. A, 6.25%, 12/13/08, AMBAC ..................   No Opt. Call   4,555,960
 AAA   5,000     River Rouge Sch. Dist., 5.625%, 5/01/22, FSA .......................................... 5/03 at 101.50   5,247,350
                                                                                                                        -----------
                                                                                                                          9,803,310
                 MISSOURI-1.7%                                                                                          -----------
                 Lake of the Ozarks Cmnty. Brdg. Corp., Brdg. Sys. Rev.,
 NR    2,000      5.25%, 12/01/14 ......................................................................   12/08 at 102   1,994,920
 NR    2,500      5.25%, 12/01/26 ......................................................................   12/08 at 102   2,457,800
                                                                                                                        -----------
                                                                                                                          4,452,720
                 NEVADA-1.6%                                                                                            -----------
 AAA   3,750     Washoe Cnty. Arpt. Auth., Arpt. Sys. Impvt. Rev., Ser. B, 5.80%, 7/01/09, MBIA ........    7/03 at 102   4,000,612
                                                                                                                        -----------
                 NEW YORK-26.2%
 AAA   5,400     Metropolitan Trans. Auth. Commuter Fac. Rev., Ser. A, 5.75%, 7/01/21, MBIA ............ 7/07 at 101.50   5,824,980
                  New York City G.O.,
 A     4,140      Ser. A, 6.00%, 8/01/05 ...............................................................   No Opt. Call   4,525,517
 AAA   3,000      Ser. D, 5.60%, 11/01/05, AMBAC. ......................................................   No Opt. Call   3,246,810
 A     7,000      Ser. E, 6.50%, 2/15/06 ...............................................................   No Opt. Call   7,861,560
 A     6,160++    Ser. H, 7.20%, 2/01/02 ...............................................................       N/A        6,801,441
 A       840      Ser. H, 7.20%, 2/01/13 ............................................................... 2/02 at 101.50     915,272
                 New York City Ind. Dev. Agcy. Spec. Fac. Rev., Term. One Group Assoc. Proj.,
 A     4,000      6.00%, 1/01/08 .......................................................................    1/04 at 102   4,293,480
 A     1,000      6.00%, 1/01/15 .......................................................................    1/04 at 102   1,064,250
 AAA   9,375     New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Rev., Ser. A, 5.125%, 6/15/22, AMBAC ...    6/07 at 101  9,366,094
 AA+   4,000     New York City Transitional Fin. Auth. Rev., Ser. C, 4.75%, 5/01/23 .....................    5/08 at 102  3,739,440
 AAA   3,000++   New York St. Dorm. Auth. Rev., St. Univ. Edl. Fac., Ser. B, 6.10%, 5/15/04. ............       N/A       3,353,910
 A-    1,955     New York St. Hsg. Fin. Agcy., Hlth. Fac. of New York City, Ser. A, 6.375%, 11/01/04 ....   No Opt. Call  2,155,036
 AAA   5,000++   New York St. Med. Care Fac. Rev., Hosp., Ser. A, 6.60%, 2/15/05, AMBAC .................       N/A       5,741,100
 AAA   5,550     New York St. Twy. Auth., Svc. Contract Rev., Ser. B, 5.375%, 4/01/14, MBIA .............    4/08 at 101  5,824,725
 AAA   2,620     New York St. Urban Dev. Corp. Rev., Correctional Fac., 5.625%, 1/01/07, AMBAC ..........    1/03 at 102  2,792,003
                                                                                                                        -----------
                                                                                                                         67,505,618
                                                                                                                        -----------
                NORTH CAROLINA-2.3%
 AAA   5,000    North Carolina Eastn. Mun. Pwr. Agcy. Rev., Ser. B, 7.00%, 1/01/08, CAPMAC .............   No Opt. Call   5,901,000
                                                                                                                        -----------
                OHIO-0.7%
 NR      500    Cleveland Cuyahoga Cnty. Port Auth. Rev., Port Dev. Proj., 6.00%, 3/01/07 ..............   No Opt. Call     518,935
 AAA   1,220    Ohio St. Higher Edl. Fac. Com., Univ. Dayton Proj., 5.35%, 12/01/17, AMBAC .............   12/07 at 101   1,266,592
                                                                                                                        -----------
                                                                                                                          1,785,527
                OREGON-2.2%                                                                                             -----------
 NR    5,600    Klamath Falls Oregon Elec. Rev., Sr. Lien-Klamath Cogen, 5.50%, 1/01/07 ................   No Opt. Call   5,620,272
                                                                                                                        -----------
                PENNSYLVANIA-14.0%
 AAA   6,000    Delaware Valley Regl. Fin. Auth., Ser. A, 5.50%, 8/01/28, AMBAC ........................   No Opt. Call   6,421,440
 AAA  10,100    Lehigh Cnty. Gen. Purpose Auth., Rev., St. Lukes Hosp. Bethlehem Proj.,
       7,000      5.50%, 11/15/13, AMBAC ...............................................................   11/03 at 102  10,542,683
 AAA   4,000    Montgomery Cnty. Ed. & Hlth. Care Auth., Holy Redeemer, 5.25%, 10/01/23, AMBAC .........   10/07 at 101   7,080,500
 AAA   1,500    Pennsylvania Intergovernmental Coop. Auth., Spl. Tax Rev., Philadelphia Fdg. Prog.,
                  5.50%, 6/15/20, FGIC... ..............................................................    6/06 at 100   4,142,280
 AAA            Pennsylvania St. G.O., First Ser., 5.375%, 5/15/09, FGIC ............................... 5/06 at 101.50   1,601,325
                Pennsylvania St. Higher Edl. Fac. Auth., Hlth. Svcs. Rev.,
 AA    2,750      Ser. A, 5.875% 1/01/15 ...............................................................    1/06 at 101   2,894,568
 AA    3,300      Ser. A, 5.75%, 1/01/17 ...............................................................    1/06 at 101   3,461,865
                                                                                                                        -----------
                                                                                                                         36,144,661
                                                                                                                        -----------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                                  OPTION CALL          VALUE
 RATING*    (000)                            DESCRIPTION                                            PROVISIONS+         (NOTE 1)
===================================================================================================================================
                    RHODE ISLAND-2.2%
 AA+      $3,430    Rhode Island Hsg. & Mtg. Fin., Homeownership Oppty., Ser. 15-B, 6.75%, 10/01/17 .... 4/04 at 102 $   3,657,443
 AAA       2,000    Rhode Island St. Hlth. & Edl. Bldg. Corp. Rev., Hosp. Fin., 5.50%, 5/15/16, MBIA ... 5/07 at 102     2,094,880
                                                                                                                     -------------
                    TENNESSEE - 3.3%
 A         7,800    Maury Cnty. Ind. Dev. Brd., P.C.R., Saturn Corp. Proj., 6.50%, 9/01/24 ............. 9/04 at 102    8,589,048
                    TEXAS- 1.1%
 A-        2,640    Sabine River Auth., P.C.R., Coll-Texas Utilities Elec. Proj., Ser. B,
                      8.25%, 10/01/20                                                                   10/00 at 102    2,822,424
                    UTAH-2.4%
 A+        1,800    Intermountain Pwr. Agcy. Rev., Fst. Crossover, Ser. 86 B, 5.00%, 7/01/16 ........... 6/99 at 100    1,751,112
 AAA       4,450    Intermountain Pwr. Agcy. Rev., Pwr. Supply, Ser. F, 5.00%, 7/01/13, AMBAC .......... 6/99 at 100    4,450,267
                                                                                                                     ------------
                    WASHINGTON-11.9%
 AA        6,900    Seattle G.O., 5.40%, 1/01/08 ....................................................... 1/03 at 102    7,293,645
 AA        2,650    Seattle Wtr. Sys. Rev., 5.50%, 6/01/18 ............................................. 6/03 at 102    2,702,708
 AA+       4,000    Washington St. G.O., Ser. A, 5.375%, 7/01/21 ....................................... 7/06 at 100    4,091,280
                    Washington St. Pub. Pwr. Supply Sys. Rev.,
 AAA      13,395     Nuclear Proj. No. 1, 5.75%, 7/01/11, MBIA ......................................... 7/06 at 102   14,466,868
 AAA       2,000     Nuclear Proj. No. 2, 5.55%, 7/01/10, FGIC ......................................... 7/03 at 102    2,115,660
                                                                                                                     ------------
                    Total Long-Term Investments (cost $357,158,166).....................................              381,048,030
                                                                                                                     ------------
                    SHORT-TERM INVESTMENTS**-1.2%
                    MISSOURI-0.4%
 Aa2         900    Jackson Cnty. P.C.R., 4.25%, 5/03/99, FRDD .........................................     N/A          900,000
                                                                                                                     ------------
                    WASHINGTON-0.8%
                    Washington St. Hlth. Care Fac. Auth. Rev., Sisters of Prov., FRDD,
 AA-         700     Ser. B, 4.25%, 5/03/99 ............................................................     N/A          700,000
 AA-       1,400     Ser. D, 4.25%, 5/03/99 ............................................................     N/A        1,400,000
                                                                                                                     ------------
                                                                                                                        2,100,000
                                                                                                                     ------------
                   Total Short-Term Investments (cost $3,000,000).......................................                3,000,000
                                                                                                                     ------------
                   TOTAL INVESTMENTS-149.0% (COST $360,158,166) ........................................              384,048,030
                   Other assets in excess of liabilities - 1.4% ........................................                3,642,439
                   Liquidation value of preferred stock-(50.4)% ........................................             (130,000,000)
                                                                                                                     ------------
                   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-100% ..................................              $257,690,469
                                                                                                                     ============

----------
 * Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See glossary for definition.


-------------------------------------------------------------------------------------------------------------------
                         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS
 AMBAC     -- American Municipal Bond Assurance Corporation     FSA      -- Financial Security Assurance
 CAPMAC    -- Capital Markets Assurance Corporation             GNMA     -- Government National Mortgage Association
 FGIC      -- Financial Guaranty Insurance Company              G.O.     -- General Obligation Bond
 FHA       -- Federal Housing Administration                    MBIA     -- Municipal Bond Insurance Association
 FRDD      -- Floating Rate Daily Demand                        P.C.R.   -- Pollution Control Revenue
-------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $360,158,166) (Note 1) .      $384,048,030
Cash .................................................         467,459
Interest receivable ..................................       6,576,099
Other assets .........................................           9,515
                                                          ------------
                                                           391,101,103
                                                          ------------
LIABILITIES
Payable for investments purchased ....................       2,988,291
Investment advisory fee payable (Note 2) .............         112,527
Administration fee payable (Note 2) ..................          48,226
Dividends payable-preferred stock ....................          37,290
Other accrued expenses ...............................         224,300
                                                          ------------
                                                             3,410,634
                                                          ------------
NET INVESTMENT ASSETS ................................    $387,690,469
                                                          ============
Net investment assets were comprised of:
 Common stock:
  Par value (Note 4) .................................    $    167,071
  Paid-in capital in excess of par ...................     232,077,765
 Preferred stock (Note 4) ............................     130,000,000
                                                          ------------
                                                           362,244,836
 Undistributed net investment income .................       1,635,168
 Accumulated net realized loss .......................         (79,399)
 Net unrealized appreciation .........................      23,889,864
                                                          ------------
Net investment assets, April 30, 1999 ................    $387,690,469
                                                          ============
Net assets applicable to common shareholders .........    $257,690,469
                                                          ============
Net asset value per common share:
  ($257,690,469 o 16,707,093 shares of
  common stock issued and outstanding) ...............          $15.42
                                                                ======

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ...........   $10,493,252
                                             -----------
Expenses
  Investment advisory ....................       680,772
  Administration .........................       291,759
  Auction agent ..........................       171,000
  Custodian ..............................        41,500
  Reports to shareholders ................        36,500
  Directors ..............................        29,000
  Audit ..................................        19,000
  Transfer agent .........................        12,500
  Legal ..................................         4,000
  Miscellaneous ..........................        19,083
                                             -----------
  Total expenses .........................     1,305,114
                                             -----------
Net investment income ....................     9,188,138
                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain on investments .........         1,719
Net change in unrealized appreciation
  on investments .........................    (2,878,921)
                                             -----------
Net loss on investments ..................    (2,877,202)
                                             -----------

NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ................   $ 6,310,936
                                             ===========



See Notes to Financial Statements.
                                       8

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                 SIX MONTHS             YEAR
                                                                              ENDED APRIL 30,          ENDED
                                                                                    1999          OCTOBER 31, 1998
                                                                             -----------------   -----------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
Operations:
 Net investment income ...................................................     $   9,188,138       $  18,032,133
 Net realized gain on investments ........................................             1,719           3,208,243
 Net change in unrealized appreciation (depreciation) on investments .....        (2,878,921)          8,422,329
                                                                               -------------       -------------
 Net increase in net investment assets resulting from operations .........         6,310,936          29,662,705
Dividends and distributions:
 To common shareholders from net investment income .......................        (7,207,157)        (13,554,216)
 To common shareholders from net realized gain on investments ............        (2,504,280)         (3,343,299)
 To preferred shareholders from net investment income ....................        (1,795,094)         (3,967,577)
 To preferred shareholders from net realized gain on investments .........          (703,888)         (1,133,378)
                                                                               -------------       -------------
 Total dividends and distributions .......................................       (12,210,419)        (21,998,470)
                                                                               -------------       -------------
  Total increase (decrease) ..............................................        (5,899,483)          7,664,235
NET INVESTMENT ASSETS
Beginning of period ......................................................       393,589,952         385,925,717
                                                                               -------------       -------------
End of period ............................................................     $ 387,690,469       $ 393,589,952
                                                                               =============       =============






                       See Notes to Financial Statements.
                                       9

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        SIX MONTHS ENDED
                                                                            APRIL 30,
                                                                              1999
                                                                     ----------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............................     $     15.78
                                                                         -----------
 Net investment income .............................................             .55
 Net realized and unrealized gain (loss) on investments ............            (.18)
                                                                         -----------
Net increase (decrease) from investment operations .................             .37
                                                                         -----------
Dividends and distributions:
 Dividends from net investment income to:
  Common shareholders ..............................................            (.43)
  Preferred shareholders ...........................................            (.11)
 Distributions from net realized gain on investments to:
  Common shareholders ..............................................            (.15)
  Preferred shareholders ...........................................            (.04)
                                                                         -----------
    Total dividends and distributions ..............................            (.73)
                                                                         -----------
Capital charge with respect to issuance of common and
 preferred shares ..................................................              --
                                                                         -----------
Net asset value, end of period* ....................................     $     15.42
                                                                         ===========
Per share market value, end of period* .............................     $     15.19
                                                                         ===========
TOTAL INVESTMENT RETURN+ ..........................................            2.09%
                                                                         ===========
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:++
Expenses ...........................................................            1.01%+++
Net investment income before preferred stock dividends .............            7.13%+++
Preferred stock dividends ..........................................            1.39%+++
Net investment income available to common shareholders .............            5.74%+++
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ...........     $   259,970
Portfolio turnover .................................................              20%
Net assets of common shareholders, end of period (in thousands).....     $   257,690
Preferred stock outstanding (in thousands) .........................     $   130,000
Asset coverage per share of preferred stock, end of period# ........     $    74,566



                                                                                    YEAR ENDED OCTOBER 31,
                                                                     ----------------------------------------------------
                                                                         1998         1997         1996         1995
                                                                     ------------ ------------ ------------ ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............................    $ 15.32      $ 14.52      $ 14.18    $  12.05
                                                                        -------      -------      -------    --------
 Net investment income .............................................       1.08         1.08         1.09        1.10
 Net realized and unrealized gain (loss) on investments ............        .70          .80          .34        2.16
                                                                        -------      -------      -------    --------
Net increase (decrease) from investment operations .................       1.78         1.88         1.43        3.26
                                                                        -------      -------      -------    --------
Dividends and distributions:
 Dividends from net investment income to:
  Common shareholders ..............................................       (.81)        (.78)        (.79)       (.82)
  Preferred shareholders ...........................................       (.24)        (.27)        (.28)       (.31)
 Distributions from net realized gain on investments to:
  Common shareholders ..............................................       (.20)        (.02)        (.01)         --
  Preferred shareholders ...........................................       (.07)        (.01)        (.01)         --
                                                                       --------     --------     --------    --------
    Total dividends and distributions ..............................      (1.32)       (1.08)       (1.09)      (1.13)
                                                                       --------     --------     --------    --------
Capital charge with respect to issuance of common and
 preferred shares ..................................................         --           --           --          --
                                                                       --------     --------     --------    --------
Net asset value, end of period* ....................................   $  15.78     $  15.32     $  14.52    $  14.18
                                                                       ========     ========     ========    ========
Per share market value, end of period* .............................   $  15.44     $  13.38     $  12.44    $  12.00
                                                                       ========     ========     ========    ========
TOTAL INVESTMENT RETURN+  ..........................................      23.81%       14.39%       10.41%      24.01%
                                                                       ========     ========     ========    ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:++
Expenses ...........................................................       1.04%        1.07%        1.12%       1.16%
Net investment income before preferred stock dividends .............       6.95%        7.42%        7.57%       8.36%
Preferred stock dividends ..........................................       1.53%        1.88%        1.97%       2.34%
Net investment income available to common shareholders .............       5.42%        5.54%        5.60%       6.02%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ...........   $259,280     $243,947     $238,540    $219,740
Portfolio turnover .................................................         46%         160%         164%        182%
Net assets of common shareholders, end of period (in thousands).....   $263,590     $255,926     $242,547    $236,990
Preferred stock outstanding (in thousands) .........................   $130,000     $130,000     $130,000    $130,000
Asset coverage per share of preferred stock, end of period# ........   $ 75,690     $ 74,241     $ 71,644    $ 70,575



                                                                        1994
                                                                     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............................   $  14.76
                                                                       --------
 Net investment income .............................................       1.06
 Net realized and unrealized gain (loss) on investments ............      (2.64)
                                                                       --------
Net increase (decrease) from investment operations .................      (1.58)
                                                                       --------
Dividends and distributions:
 Dividends from net investment income to:
  Common shareholders ..............................................       (.90)
  Preferred shareholders ...........................................       (.21)
 Distributions from net realized gain on investments to:
  Common shareholders ..............................................         --
  Preferred shareholders ...........................................         --
                                                                       --------
    Total dividends and distributions ..............................      (1.11)
                                                                       --------
Capital charge with respect to issuance of common and
 preferred shares ..................................................       (.02)
                                                                       --------
Net asset value, end of period* ....................................   $  12.05
                                                                       ========
Per share market value, end of period* .............................   $  10.38
                                                                       =========
TOTAL INVESTMENT RETURN+ ..........................................      (20.98%)
                                                                       ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:++
Expenses ...........................................................       1.14%
Net investment income before preferred stock dividends .............       7.80%
Preferred stock dividends ..........................................       1.55%
Net investment income available to common shareholders .............       6.25%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ...........   $226,935
Portfolio turnover .................................................        210%
Net assets of common shareholders, end of period (in thousands).....   $201,343
Preferred stock outstanding (in thousands) .........................   $130,000
Asset coverage per share of preferred stock, end of period# ........   $127,440

----------
 * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
 # A stock split occurred on July 24, 1995 (Note 4).
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
+++Annualized.

The information above represents the unaudited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION &                                  The  BlackRock   Invest-
ACCOUNTING                                              ment Quality   Municipal
POLICIES                                                Trust Inc. (the "Trust")
                                                        was  organized in  Mary-
land on November 19, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of high quality securities while providing high current income exempt from regular Federal income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



NOTE 2. AGREEMENTS                        The Trust has  an Investment  Advisory
Agreement with BlackRock Financial Management, Inc., (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

     The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3.                                          Purchases and  sales of invest-
PORTFOLIO                                        ment  securities,   other  than
SECURITIES                                       short-term investments, for the
period   ended   April   30,   1999,  aggregated  $78,431,539  and  $81,362,169,
respectively.

     The federal income tax basis of the Trust's investments at April 30, 1999 was $360,239,387, and accordingly, net unrealized appreciation was $23,808,643 (gross unrealized appreciation-$23,950,863, gross unrealized depreciation-$142,220). HERE IT IS(gross unrealized appreciation-$23,950,863, gross unrealized depreciation-$142,220).

NOTE 4. CAPITAL                                   There  are  200 million shares
                                                  of  $.01   par   value  common
stock authorized. Of the 16,707,093 common shares outstanding at April 30, 1999, the Adviser owned 7,205 shares. As of April 30, 1999, there were 5,200 shares of Preferred Stock outstanding as follows: Series T7-2,600 and Series T28-2,600.

      The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 1, 1993, the Trust reclassified 2,600 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T7-1,300 shares, Series T28-1,300 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Market Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 per share plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

      Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Divi-dend rates ranged from 2.95% to 6.00% during the six months ended April 30, 1999.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


NOTE  5. DIVIDENDS                                 Subsequent to April 30, 1999,
AND DISTRIBUTIONS                                  1999, the Board of Directors
of the Trust declared a dividend from undistributed earnings of $0.0719 per common share payable May 28, 1999, to shareholders of record on May 14, 1999.

      For  the  period  May  1, 1999 through May 31, 1999, dividends declared on
Preferred   Stock  totalled  $368,907  in  aggregate  for  the  two  outstanding
Preferred Stock series.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the
Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues.
To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness
Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:

     (1) To elect three Directors as follows:


DIRECTOR                                                CLASS     TERM    EXPIRING
------------------------------------------------------ ------- --------- ---------
     Andrew F. Brimmer ...............................   III   3 years     2002
     Kent Dixon ......................................   III   3 years     2002
     Laurence D. Fink ................................   III   3 years     2002

     Directors whose term of office continues beyond this meeting are Richard E.
     Cavanagh,  James Grosfeld,  Frank J. Fabozzi, James Clayburn La Force, Jr.,
     Walter F. Mondale and Ralph L. Schlosstein.

   (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1999.

      Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                          VOTES FOR     VOTES AGAINST     ABSTENTIONS
                                                        ------------   ---------------   ------------
     Andrew F. Brimmer ..............................   13,908,729           --            245,503
     Kent Dixon .....................................   13,911,170           --            243,062
     Laurence D. Fink ...............................   13,911,556           --            242,676
     Ratification of Deloitte & Touche LLP ..........   13,941,881         41,041          171,310

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                              INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital.


WHO MANAGES THE TRUST?

BlackRock   Financial   Management,  Inc.  ("BlackRock")  is  an  SEC-registered
investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end equity and bond funds. Current accounts number over 450, domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. Examples of the types of securities that the Trust may invest in include general obligation bonds, which are backed by the full taxing power of the municipality (states, counties and cities), and revenue bonds, which are backed by a revenue source associated with the issuing municipality or by a special tax. Revenue bonds include those that are backed by revenues generated by universities, hospitals, housing developments, utilities, public facilities, toll roads, airports, etc.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Adviser actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax).

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. To protect the common stockholders from increases in the cost of the preferred stock dividends, the Trust invests in securities called "additional interest bonds" or "embedded caps", which can help to limit the risk of increasing costs of leverage in a rising interest rate or flattening yield curve environment. These bonds pay additional interest when short-term municipal interest rates rise above a predetermined rate, or "cap". These securities are used, when available in the marketplace, to attempt to offset increases in the interest paid to preferred stockholders and may allow the Trust to maintain dividend levels to common stockholders in interest rate environments where the yield curve is either flat or inverted. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The
Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The
Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen. As mentioned above, the Trust will attempt to maintain a percentage of its investments in additional interest bonds which may help protect the Trust's income from increases in the cost of leverage.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                   GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:                Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders may have all dividends and distributions of capital gains automatically reinvested into additional shares of a fund.

EMBEDDED CAP BONDS:      Also known as additonal interest municipal bonds. These securities are intended to protect the income that a fund earns through leverage from significant increases in short-term rates. The coupon on these bonds will increase if short term rates rise significantly.

MARKET PRICE:            Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange.
                         If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday, THE NEW YORK TIMES and THE WALL STREET JOURNAL on Monday.

PREMIUM:                 When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                     BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------
TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                              STOCK      MATURITY
                                                              SYMBOL        DATE
PERPETUAL TRUSTS                                            ----------   ---------
The BlackRock Income Trust Inc.                                 BKT         N/A
The BlackRock North American Government Income Trust Inc.       BNA         N/A
The BlackRock High Yield Trust                                  BHY         N/A
TERM TRUSTS
The BlackRock 1999 Term Trust Inc.                              BNN        12/99
The BlackRock Target Term Trust Inc.                            BTT        12/00
The BlackRock 2001 Term Trust Inc.                              BLK        06/01
The BlackRock Strategic Term Trust Inc.                         BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                BQT        12/04
The BlackRock Advantage Term Trust Inc.                         BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.       BCT        12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Investment Quality Municipal Trust Inc.                   BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY         N/A
TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                          BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT        12/10

IF  YOU  WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
                           AT (800) 227-7BFM (7236)
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                     BLACKROCK FINANCIAL MANAGEMENT, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end equity and bond funds. Current accounts number over 450, domiciled in the United States and overseas.

     BlackRock's  fixed  income  product  was  introduced  in  1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.








                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of April 30, 1999 were not audited and, accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                        THE BLACKROCK INVESTMENT QUALITY
                              MUNICIPAL TRUST INC.
                       c/o Princeton Administrators, L.P.
                                 P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217



=======================================

The  BLACKROCK
Investment Quality
Municipal Trust Inc.
=====================
Semi-Annual Report
April 30, 1999






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